UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2023

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 26, 2023, Coherus BioSciences, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) approved UDENYCA ONBODY™, the Company's on-body injector (OBI) presentation of UDENYCA® (pegfilgrastim-cbqv), a pegfilgrastim biosimilar administered the day after chemotherapy to decrease the incidence of infection as manifested by febrile neutropenia.

Key features of the UDENYCA ONBODY™ include an indicator and status light and auditive signal that help patients confirm the dose has been administered and a strong and well-tolerated adhesive. After the dose is administered, the needle automatically retracts, which reduces the risk of needlestick injury.

The approval of UDENYCA ONBODY was supported by a comprehensive analytical and clinical data package, including pharmacokinetic and pharmacodynamic bioequivalence data as well as adhesive performance and tolerability data.

Commercial availability of UDENYCA ONBODY is planned for the first quarter of 2024.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this Current Report on Form 8-K are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s expectations regarding the timing of UDENYCA ONBODY’s commercial availability. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s actual results, performance or achievements to differ significantly from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, risks related to the Company’s existing and potential collaboration partners; the risks and uncertainties inherent in the clinical drug development process; risks relating to competition; the risk of FDA review issues; risks related to the supply, manufacturing and distribution of the UDENYCA ONBODY; and the risks and uncertainties of possible litigation. All forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statements. For a further description of the significant risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, filed with the Securities and Exchange Commission on November 6, 2023, including the section therein captioned “Risk Factors” and in other documents that the Company files with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2023	COHERUS BIOSCIENCES, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	President and Chief Executive Officer